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               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 28, 1995



                    MORGAN STANLEY GROUP INC.
     (Exact name of registrant as specified in its charter)



      Delaware               1-9085              13-2838811
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)            Identification
  incorporation or                                Number)
   organization)

      1251 Avenue of the Americas, New York, New York 10020
   (Address of principal executive offices including zip code)


Registrant's telephone number, including area code: (212) 703-4000

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Item 5.  Other Events

     Attached and incorporated herein by reference as Exhibit 99 is a press release summarizing the financial results of Morgan Stanley Group Inc. (the "Company") for the three months ended May 31, 1995 and April 30, 1994 and the four months ended May 31, 1995 and announcing the declaration by the Company's Board of Directors of a quarterly cash dividend of 32 cents per share.


Item 7(c).  Exhibits

99. Press release dated June 28, 1995 summarizing the financial results of the Company for the three months ended May 31, 1995 and April 30, 1994 and the four months ended May 31, 1995 and announcing the declaration by the Company's Board of Directors of a quarterly cash dividend.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY GROUP INC.
                                   Registrant




                                   /s/Patricia A. Kurtz
                                   ----------------------------
                                   Patricia A. Kurtz
                                   Assistant Secretary



Date:  June 28, 1995

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                        Index to Exhibits


Exhibit No.  Description
- -----------  -----------------------------------
99.          Press release dated June 28, 1995
             summarizing the financial results
             of the Company for the three months
             ended May 31, 1995 and April 30,
             1994 and the four months ended May
             31, 1995 and announcing the
             declaration by the Company's Board
             of Directors of a quarterly cash
             dividend.